===============================================================================
                                                                   Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
            _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   41-0417860
                       I.R.S. Employer Identification No.


  111 East Wacker Drive, Suite 3000
         Chicago, Illinois                                          60601
(Address of principal executive offices)                         (Zip Code)


                               Patricia M. Child
                         U.S. Bank National Association
                       111 East Wacker Drive, Suite 3000
                            Chicago, Illinois 60601
                            Telephone (312) 228-9413
           (Name, address and telephone number of agent for service)

                         ISUZU AUTO OWNER TRUST 2001-1
                    (Issuer with respect to the Securities)
                         ISUZU AUTO OWNER TRUST 2001-1
              (Exact name of obligor as specified in its charter)

DELAWARE                                                       51-6521380
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification No.)


c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                            19890
(Address of Principal Executive Offices)                      (Zip Code)

                            Asset Backed Securities
                      (Title of the Indenture Securities)


===============================================================================

                                   FORM T-1
                                   --------


Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

        a) Name and address of each examining or supervising authority to which it is subject.
                       Comptroller of the Currency
                       Washington, D.C.

        b)  Whether it is authorized to exercise corporate trust powers.
                       Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                       None

Items 3-15  The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-30939.*

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-30939.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
            Exhibit 3 of Form T-1, Registration No. 333-30939.*

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-30939.*

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-30939.*.

         7. Report of Condition of the Trustee as of December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.


   * Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 20th day of February, 2001.


                                           U.S. BANK NATIONAL ASSOCIATION

                                           By: /s/ Patricia M. Child
                                               ---------------------------
                                               Patricia M. Child
                                               Vice President

                                                                       Exhibit 7
                                                                       ---------
                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2000

                                    ($000's)

                                                              12/31/2000
                                                             -----------
Assets
  Cash and Due From Depository Institutions                  $ 3,997,544
  Federal Reserve Stock                                        4,294,532
  Fed Funds Sold                                                 108,145
  Loans and Lease Financing Receivables                       65,294,831
  Trading Assets                                                  78,143
  Fixed Asset                                                    526,992
  Other Real Estate Owned                                         39,866
  Investments in unconsolidated subsidiaries                     638,208
  Customers liability on acceptances                             187,135
  Intangible Assets                                            4,680,106
  Other Assets                                                 2,177,621
                                                             -----------
     Total Assets                                            $82,023,123

Liabilities
  Deposits in domestic offices                                51,456,929
  Deposits in foreign offices                                  2,035,838
  Fed Funds purchased                                          2,007,939
  Demand Notes/Trading Liabilities                               494,081
  Other Borrowed Money                                        11,114,004
  Bank's liability on acceptances executed                       187,135
  Subordinated Notes and debentures                            2,442,450
  Other Liabilities                                            1,633,116
                                                             -----------
  Total Liabilities                                          $71,371,492

Equity
  Common and Preferred Stock                                     310,004
  Surplus                                                      6,467,394
  Undivided Profits                                            3,860,806
  Net unrealized holding gains on available for sale sec.         13,748
  Cumulative Foreign Currency Translation Adj.                      (321)
                                                             -----------
     Total Equity Capital                                    $10,651,631

Total Liabilities and Equity Capital                         $82,023,123

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Nancie J. Arvin
    -------------------
    Vice President

Date: February 1, 2001